Employee benefits	12 Months Ended
Dec. 31, 2022
Employee Benefits [Abstract]
Employee benefits
34. Employee benefits
The following table presents a breakdown of employee benefits.

	At December 31,
(€ thousands)	2022	2021
Italian leaving indemnities (TFR)	7,613	9,784
Other leaving indemnities	10,486	15,237
Post-employment benefits	5,675	5,280
Other long-term employee benefits	1,469	1,362
Termination benefits	311	366
Total defined benefit obligations	25,554	32,029
Other long-term payables to employees	26,030	10,234
Total employee benefits	51,584	42,263
Defined benefit obligations
The following table shows the changes in defined benefit obligations.

(€ thousands)	2022	2021
At January 1,	32,029	29,216
Changes through statement of profit and loss	3,280	14,365
- of which: Service cost	3,018	14,169
- of which: Financial charges	262	196
Changes through statement of comprehensive income and loss	(755)	1,562
- of which: Actuarial (gain)/loss	(1,220)	563
- of which: Translation differences	465	999
Benefits paid	(8,676)	(13,456)
Change in scope of consolidation and reclassifications	(324)	342
At December 31,	25,554	32,029
Italian leaving indemnities relate to the Italian employee severance indemnity (“TFR”) obligation required under Italian Law and other leaving indemnities primarily relate to leaving indemnities relating to the Group’s subsidiaries in Spain and China.
The following table summarizes the main financial assumptions used in determining the present value of the TFR and other leaving indemnities.

	At December 31, 2022			At December 31, 2021
	Italy	Spain	China	Italy	Spain	China
Discount rate	3.60% / 3.80%	3.70% / 3.80%	2.80% / 2.90%	0.183% / 0.757%	0.60% / 0.70%	2.80%
Inflation rate	2.00% / 3.00%	1.00%	5.50% / 8.00%	1.50%	1.00%	5.50%
Turn-over rate	0.50% / 7.90%	2.50% / 4.00%	3.50% / 5.50%	0.50% / 7.90%	2.50% / 4.00%	3.50% / 5.50%
In determining the defined benefit obligations of the Group’s Italian companies, the Group used the the Italian National Institute of Statistics (“ISTAT”) benchmark for the estimated mortality rates in Italy, broken down by age and gender, while for defined benefit obligations of the Group’s non-Italian companies, the Group used the standard mortality rate benchmark for each individual country, broken down by age and gender. Estimated annual staff turnover rates have been calculated based on the individual companies’ data.
The following table presents a quantitative sensitivity analysis for the main assumptions relating to the Group’s main employee benefit obligations and service costs.

	At December 31, 2022				At December 31, 2021
	+50 bps	-50 bps	+50 bps	-50 bps	+50 bps	-50 bps	+50 bps	-50 bps
(€ thousands)	Employee benefit obligations		Service costs		Employee benefit obligations		Service costs
Discount rate	(720)	770	(109)	60	(714)	765	(39)	42
Inflation rate	680	(645)	61	(111)	601	(572)	38	(36)
Turn-over rate	2,511	(3,708)	372	(582)	1,155	(1,864)	92	(156)
The average duration of the defined benefit obligations for the Italian TFR at the end of the reporting period was 7.8 years (2021: 9.0 years), for leaving indemnities in China was 10.5 years (2021: 6.3 years) and for leaving indemnities in Spain was 8.2 years (2021: 7.1 years).
Post-employment benefits at December 31, 2022 and 2021 primarily relate to the Group’s CEO.
Other long-term payables to employees
Other long-term payables at December 31, 2022 include €24,855 thousand related to bonuses earned by certain of Zegna’s senior management team (excluding the CEO) which are expected to be paid in 2024 in accordance with the related contractual terms (€8,702 thousand at December 31, 2021).